Exhibit 99.1 Investment Thesis FINANCIAL DATA AS OF September 30, 2020 DATED: November 2, 2020

Executive Summary Slides 3-18

Forward-Looking Statements; Non-GAAP Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties, such as statements about the potential impacts of the COVID-19 pandemic. There are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business(including developments and volatility arising from the COVID-19 pandemic); competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan, including the anticipated impact from the ONB Way strategic plan that may differ from current estimates; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements, including the impact of the CECL standard as well as changes to address the impact of COVID-19; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Non-GAAP: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 3

Snapshot of Old National Summary Company Description Headquarters Evansville, IN • Largest bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Market Cap $2,311 Minnesota and Wisconsin P/ TBV 126% • 162 financial centers and 204 ATMs Dividend Yield 4.0% LTM Average Daily Volume (Actual) 947,743 Total Assets $22,460 Our new strategic vision--The ONB Way Core Deposits $16,450 • We are a leading commercially-oriented regional bank with a distinctive client-centric value proposition based on strong Trust Assets Under Management $12,319 relationships, streamlined operating model, and an exceptional 3Q20 ROAA As Reported/ Adjusted1 1.40%/ 1.37% work environment that empowers our team members to deliver 3Q20 ROATCE As Reported/ Adjusted1 17.88%/ 17.54% their best Loan Mix Deposit Mix Key Financial Metrics Loans to Total Deposits 84.7% Brokered CD's 0.4%> Loan Yields 3.66% Consumer Time 8.0% Deposits Money Market 7.3% Cost of Total Deposits 0.13% 11.5% Residential Real Risk Weighted Assets/ Total Assets 65.8% Estate Commercial Savings 16.8% Tangible Book Value $11.10 30.5% 19.9% Demand Deposits 33.1% Home Equity Noninterest Income/ Total Revenue (FTE) 30.3% 3.9% Efficiency Ratio As Reported/ Adjusted1 55.93%/ 53.06% Commercial Real Net Charge Offs (Recoveries)/ Average Loans -0.09% Estate NOW 40.8% 27.8% 90+ Day Delinquent Loans 0.00% Non-Performing Loans/ Total Loans 1.15% Allowance to Non-Performing Loans 82% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 At or for the three-months ended September 30, 2020 4 Market data as of October 30, 2020 $ in millions, except as noted

# Old National's Footprint



Minnesota
Minneapolis
St. Paul
Wisconsin
Eau Claire
Appleton
Madison
Milwaukee
Michigan
Grand Rapids
Rockford
Chicago
Illinois
Springfield
Indiana
Fort Wayne
Indianapolis
Louisville
Evansville
Kentucky

**Wisconsin**
$1.4 billion deposits
8% of total franchise

**Michigan**
$1.6 billion deposits
10% of total franchise

**Minnesota**
$3.8 billion deposits
23% of total franchise

**Indiana**[1]
$8.6 billion deposits
53% of total franchise

**Kentucky**
$1.0 billion deposits
6% of total franchise

*Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2020*

*[1] Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border*

OLD NATIONAL BANCORP 5

Credit Quality Vulnerable Industries % of Industry Balance Total Loans Exposure Other CRE - Senior Housing $285 2.3% $325 Loans Vulnerable Restaurants $211 1.7% $230 92.9% Industries 7.1% Arts/Entertainment $142 1.1% $176 C&I - Retail $109 0.9% $253 Hotels $83 0.7% $85 Oil/Gas $54 0.4% $128 Total $884 7.1% $1,197 Excludes PPP Loans Consumer Portfolio1 784 757 Other HELOC Consumer $549 Indirect $180 $933 750 768 1-4 Family $2,350 Average FICO 2.2% of total consumer loans are subprime (FICO < 660) 6 1 Includes loans held for sale $ in millions Data as of 9/30/2020

Client Relief Programs Deferrals Deferrals by Industry/CRE Collateral Ever Ever Active Active Educational Retail Trade 3% Services 3% Other 3% Deferred % of Portfolio1 Deferrals % of Portfolio1 Healthcare & Social $1,304 10% $138 1% Assistance 5% Arts, CRE - Office 22% Entertainment & Recreation 7% Manufacturing 8% CRE - Retail 14% Consumer 9% Other Services CRE - 18% Other 8% Paycheck Protection Program PPP by Industry Accomodation & (PPP) Food Services 4% Remaining Wholesale Trade Other 15% 5% Construction # Balance Fees 17% Management of 9,788 $1,517 $37.8 Companies and Enterprises 6% Manufacturing • 5,624 loans <= $50,000 ~$109mm Retail Trade 6% 16% • 2,355 loans ~$486mm have been submitted to Other Services the SBA for forgiveness2 6% Professional, Scientific, and Health Care & Technical Social Assistance Services 10% 15% $ in millions Data as of 9/30/2020 1 Excludes PPP loans 2 Data of 10/15/2020 7

Strategy to Drive Long-Term Shareholder Value Basic Bank… Larger balance sheet capabilities with a strong product offering, delivered in-market with Broader Reach unequalled client care- “Out-product Community Banks, Out-service Large Regionals” M&A Repositioned Positioned in faster-growth Midwestern markets with expanded client base and higher Franchise with Better commercial density- MSAs where the business model works well and there is a service gap Growth Dynamics… between the large regionals and the community banks …and Embedded +298bps positive adjusted operating leverage 3Q20 vs 3Q19; Continued branch rationalization and process improvement while reducing low-return business and lower Operating Leverage growth market (insurance sale, exit Southern IL, sold and/or consolidated 233 branches since 12-31-2010) Granular & Diversified Small average loan size with no significant industry concentration; 3Q20 average Loan Portfolio commercial loan production size ~$1mm Strong Credit Culture Conservative credit culture with below peer net charge-offs and lower-than-peer and Lower Risk Model RWA/Assets; Lower volatility model by design Quality Low-Cost Below peer cost of total deposits (13bps) and low loans to deposits ratio of 85%; loans to Deposit Base non-maturity deposit ratio of 92% 8

Franchise Evolution Built a Better Bank… Key market expansions in Minnesota (2017/2018), Wisconsin (2016), Michigan (2014/2015) Deposits per Branch Assets per FTE $16,450 $22,460 $7,279 $9,544 $102 $7,846 $5,447 $9.04 $47 $40 $3.15 $3.56 2007 2012 3Q20 2007 2012 3Q20 Core Deposits Core Deposits/Branch Total Assets Assets/FTE Total Businesses Sales and GDP 725 $1,840 (C&I = 139) 215 193 $1,023 $521 $579 (C&I = 36) (C&I = 40) $274 $295 2007 2012 3Q20 2007 2012 3Q20 Total Businesses in All MSAs (000s) Total Sales in All MSAs ($Billions) GDP ($Billions) 9 Source: S&P Global Market Intelligence $ in millions unless noted otherwise

…With Improved Scale Number of MSAs with Top 5 Rank Number of MSAs with Top 10 Rank 16 32 12 12 23 18 2007 2012 2020 2007 2012 2020 Number of MSAs with Top 5 Rank Number of MSAs with Top 10 Rank 44 23 18 32 16 14 14 27 26 25 FNB ASB ONB FFBC GWB FNB ONB GWB ASB FFBC 10 Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2020

# Old National Top 10 MSAs

| | Percent of ONB Franchise (%) | Market Share Rank | Deposits Per Branch ($M) | 2021 Total Population (Actual) | 2020-2021 Population Change (%) | 2021-2026 Projected Population Change (%) | 2021 Median Household Income ($) | 2021-2026 Projected HH Income Change (%) |
|---|---|---|---|---|---|---|---|---|
| Minneapolis-St. Paul-Bloomington, MN-WI | 21.90 | 8 | 112.0 | 3,689,879 | 10.69 | 4.00 | 86,382 | 9.98 |
| Evansville, IN-KY | 18.46 | 1 | 177.8 | 315,195 | 1.17 | 0.92 | 59,747 | 9.98 |
| Indianapolis-Carmel-Anderson, IN | 8.55 | 13 | 63.6 | 2,105,615 | 11.53 | 3.73 | 66,222 | 8.83 |
| Madison, WI | 5.00 | 10 | 48.2 | 673,428 | 11.23 | 3.28 | 78,229 | 11.31 |
| Bloomington, IN | 4.73 | 2 | 154.8 | 170,609 | 6.93 | 2.69 | 51,060 | 9.43 |
| Terre Haute, IN | 2.68 | 2 | 87.7 | 185,748 | (2.12) | (0.07) | 54,128 | 11.84 |
| Jasper, IN | 2.34 | 2 | 63.8 | 55,214 | 0.88 | 1.10 | 64,196 | 7.73 |
| Fort Wayne, IN | 2.33 | 8 | 76.2 | 417,788 | 7.51 | 3.10 | 60,922 | 9.48 |
| Ann Arbor, MI | 2.27 | 10 | 92.9 | 368,985 | 7.02 | 1.65 | 78,844 | 12.55 |
| Grand Rapids-Kentwood, MI | 2.24 | 15 | 73.4 | 1,088,952 | 9.59 | 2.72 | 68,835 | 10.18 |
| **National Average** | | | | | **7.2%** | **2.9%** | **67,761** | **9.0%** |
| Weighted Average or Sum Total ONB Top 5 | 58.6 | 6.2 | 103.2 | 6,954,726 | 10.5% | 3.7% | 68,328 | 10.0% |
| Weighted Average or Sum Total ONB Top 10 | 70.5 | 6.4 | 97.8 | 9,071,413 | 9.8% | 3.4% | 66,857 | 10.2% |
| **Expansion Markets Weighted Average** *(Expansion markets shaded grey)* | **38.8** | | **93.5** | **6,177,601** | **9.8%** | **3.4%** | **69,580** | **10.9%** |
| **Weighted Average Total ONB** | | | | | **5.2%** | **2.0%** | **66,680** | **9.4%** |

- Demographics in Top 5 (59% of deposits) and Top 10 (71% of deposits) markets are better than national averages
- Expansion markets tend to be much better than national average demographics

*Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2020*

OLD NATIONAL BANCORP 11

Quality Low-Cost Deposit Franchise Deposit Composition Deposit Growth $16.2 $16.4 Time $14.2 $14.5 $14.2 Money 7.3% $12.4 Market Noninterest- $10.6 11.6% $11.0 $11.0 bearing $8.5 $8.3 $10.2 $10.4 $10.1 Demand $7.3 Savings $7.2 $8.7 33.2% $7.6 20.0% $6.1 $5.8 $5.3 $5.2 NOW $5.2 $5.4 $4.0 $4.1 $4.1 27.9% $3.0 $3.7 $2.0 $2.0 $2.4 $2.5 2012Y2013Y2014Y2015Y2016Y2017Y2018Y2019Y 1Q20 2Q20 3Q20 Noninterest-bearing Interest-bearing Cost of Total Deposits 0.80% 1 Deposit Type Balance % of Total 0.63% Noninterest-bearing Demand $5,463.0 33.2% 0.59% Interest-bearing: 0.40% 0.37% NOW 4,588.4 27.9% 0.48% 0.36% 0.27% 0.25% 0.24% 0.25% Savings 3,287.3 20.0% 0.22% 0.34% 0.31% 0.32% Money Market 1,904.4 11.6% 0.23% Time 1,206.7 7.3% 0.17% 0.16% 0.17% 0.19% 0.17% 0.13% 2012Y2013Y2014Y2015Y2016Y2017Y2018Y2019Y 1Q20 2Q20 3Q20 Total Core Deposits $16,449.8 100.0% ONB Peer Median $ in millions Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group 12 1 As of 9/30/2020

Improved Balance Sheet Mix Average Commercial Loans/Average Average Indirect Loans/Average Assets Assets 41.9% 40.3% 39.8% 40.3% 40.1% 7.8% 36.0% 7.5% 7.3% 32.9% 30.3% 28.5% 28.8% 6.2% 5.8% 5.0% 4.7% 4.7% 4.5% 4.5% 2013 2014 2015 2016 2017 2018 2019 1Q20 2Q20 3Q20 2013 2014 2015 2016 2017 2018 2019 1Q20 2Q20 3Q20 Excludes PPP Loans 13

Credit 30+ Day Delinquency Net Charge-offs 0.56% 0.53% 0.52% 0.48% 0.50% 0.48% 0.45% 0.43% 0.26% 1 0.23% 0.23% 0.38% 0.40% 0.20% 0.17% 0.18% 0.15% 0.31% 0.27% 0.05% 0.25% 0.21% 0.04% 0.20% 0.03% 0.02% 0.02% 0.17% -0.02% -0.09% 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 3Q20 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 3Q20 ONB Peer Avg ONB Peer Avg Non-Performing Loans Net Charge-offs / NPL's 2.11% 1.62% 1.43% 1.30% 27.91% 29.07% 1 1.19% 1.16% 1.15% 26.90% 26.79% 1.04% 17.29% 13.90% 16.17% 18.15% 3.86% 2.32% 0.95% 0.99% 0.94% -1.05% 1.71% 1.08% 1.50% 0.84% 0.85% -7.50% 0.76% 0.71% 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 3Q20 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 3Q20 ONB Peer Avg ONB Peer Avg Peer Group data per S&P Global Market Intelligence as of 6/30/2020- See Appendix for definition of Peer Group 14 1 2Q20 excludes Hancock Whitney

Allowance for Credit Losses Allowance for Credit Losses $11.0 $131.4 $128.4 ($7.8) Key Economic Assumptions ($0.2) 3Q20 4Q20 2021 2022 2023 2024 GDP Change 26.6% 2.9% 3.5% 5.0% 3.8% 2.4% Unemployment Rate 8.9% 9.1% 8.4% 6.4% 4.8% 4.5% BBB Spread/10Y Treasury 2.7% 2.7% 2.7% 2.5% 2.5% 2.5% Other Key Model Inputs • Commercial Asset Quality Ratings • Consumer Credit Bureau Score Allowance Economic Portfolio Qualitative Allowance • Loan To Value 06/30/2020 Forecast Changes Factors 9/30/2020 • Portfolio segment • Seasoning Allowance to Total Loans1,2 $128 $131 Discount on acquired portfolio $106 • $56mm remaining as of 9/30/2020 0.94% 0.95% $55 0.86% 0.45% 2019 1Q20 2Q20 3Q20 ACL Allowance to Total Loans 1Beginning January 1, 2020, calculation is based on current expected loss methodology Prior to January 1, 2020, calculation 15 was based on incurred loss methodology 2Excludes loans held for sale $ in millions

Strong Credit Culture 3 and 15-Year Cumulative NCOs/ Avg. Loans1 CRE Concentration (% of Loans)1,2 CRE/ Total 220% 204% 220% RBC 34.1% 7.55% 30.9% 6.08% 28.8% 3.84% 0.60% 0.63% 0.10% 3-Year 15-Year³ ONB Peer Average Banks $10B - $50B ONB Peer Average Banks $10B-$50B 15-Year Peak NCOs Average Loan Size Old National 2009 1.40% Commercial and Industrial $323,970 Peer Group 2009 1.37% Commercial Real Estate $771,700 Banks $10-50B 2010 1.95% Legal lending limit at September 30, 2020 of $289mm per borrower Peer Group data per S&P Global Market Intelligence as of 6/30/2020 - See Appendix for definition of Peer Group 1 Excludes loans held for sale & PPP ; 2 Source: Regulatory Call Report 3 Full Years 2005-2019, includes banks with 15-years of 16 NCO’s

Low-Risk Balance Sheet Implies $2.0B increase in RWA to meet peer average 101% 83% 75% 67% 66% 60% Peer Min Lower Quartile Average Upper Quartile Peer Max ONB Risk Weighted Assets/ Total Assets Includes PPP Loans 17 Peer Group data as of 2Q20 and per S&P Global Market Intelligence - See Appendix for definition of Peer Group

Commitment to Excellence 18

Financial Details FINANCIAL DATA AS OF September 30, 2020 DATED: November 2, 2020

# Third-Quarter 2020 Results

| | 3Q20 | Change vs. 2Q20 | Change vs. 3Q19 | Linked-Quarter Performance Drivers |
|---|---|---|---|---|
| End of period total loans | $ 13,978 | $ 240 | $ 1,902 | • Strong total commercial production of $978mm |
| End of period total deposits | 16,507 | 188 | 2,059 | • Noninterest-bearing demand deposit growth |
| Net interest income (FTE) | 149.0 | - | (7.3) | • PPP fees/interest benefit of $8.8mm |
| Provision for credit losses | - | (22.5) | (1.4) | • Improved economic forecast and net recoveries lead to $0 provision |
| Noninterest income | 64.7 | 6.2 | 10.8 | • Service charges on deposits increased $1.1mm<br>• Mortgage banking revenue increased $0.8mm |
| Noninterest expense ex. tax credit amort., ONB Way charges & merger charges | 114.2 | (0.8) | (4.1) | • Benefit of ONB Way expense initiatives |
| Amortization of tax credit investments | 3.1 | 2.8 | 1.9 | • Discrete item with benefit to income taxes |
| ONB Way & merger charges | 2.9 | (2.0) | (0.2) | |
| Income taxes (FTE) | 15.6 | 2.5 | (0.8) | • Current FTE tax rate of 16.6% |
| **Net income** | **$77.9** | **$26.2** | **$8.1** | |
| **Earnings per diluted share** | **$0.47** | **$0.15** | **$0.06** | |
| **Adjusted earnings per diluted share[1]** | **$0.46** | **$0.13** | **$0.04** | |
| Net charge-offs (recoveries)/avg loans | -0.09% | -11 bps | -12 bps | |

*$ in millions, except per-share data   Amounts tax-effected using the current statutory FTE tax rates (federal + state) of 25%*
*[1] Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation*

OLD NATIONAL BANCORP 20

Pre-Provision Net Revenue Adjusted Pre-Provision Net Revenue $94.6 $91.5 $92.1 • Adjusted pre-provision net revenue $77.4 increased 3.4% Y/Y $73.9 • Improvement driven by successful execution of our stated strategy • Strong commercial loan production • Improved fee income • Low cost core deposit funding • Strong expense management 3Q19 4Q19 1Q20 2Q20 3Q20 • Adjusted Positive operating leverage 3Q19 3Q20 1 continues Adjusted total revenue $209.8 $208.8 • 298 bps Y/Y improvement Adjusted noninterest expense1 $118.3 $114.2 Basis point change in adj. total revenue (49) Basis point change in adj. noninterest exp. (347) Adjusted Operating leverage 298 $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company 21 – see Appendix for Non-GAAP reconciliation

Earning Assets1 Total Loans $13,978 $13,849 $13,738 $13,450 $1,479 $1,125 $1,477 $1,463 $12,091 $12,069 $12,192 Commercial loans, excl. PPP $2,785 $2,924 $2,798 $2,845 $3,064 $2,892 $2,907 • Commercial production of $978mm • Average new production size ~$1mm $5,020 $5,130 $5,189 $5,341 $5,546 $5,403 $5,702 • Commercial pipeline at quarter end of $2.9bn 5.05% • Line utilization was stable 4.64% 4.35% 2 2 3.96% Loan yields decreased 15 bps 2 3.81% • - 14 bps loan coupons/mix/volume $3,055 $3,126 $3,148 $3,129 $3,097 $3,093 $3,079 • - 1 bp accretion income $952 $921 $948 $931 $931 $934 $933 2Q19 4Q19 1Q20 2Q20 3Q20 2Q20 3Q20 Average Balances Period-End Balances 3Q20 new production avg yields, Indirect Other Consumer CRE C&I PPP Loan Yields excl. PPP • Commercial and industrial: 3.12% • Commercial real estate: 2.89% Earning Asset Mix2 • Residential real estate: 3.19% Residential 13% Securities Consumer 9% • Duration of 3.94 vs. 3.54 in 2Q20 Commercial 46% • 3Q20 yield was 2.45% • 3Q20 new money yield was 1.40% Cash/Securities 32% 22 $ in millions 1 Includes loans held for sale 2 Excludes PPP Loans

Total Loan Portfolio Concentrations1,2 By Product Type - $12,498 Repricing Type HELOC 4% Floating Other 6% Consumer 9% CRE Non-Owner Residential Real Occupied 33% Estate Variable 37% 19% Fixed 57% C&I 22% CRE Owner Occupied 13% 23 $ in millions As of 9/30/2020 1 Includes loans held for sale 2 Excludes PPP Loans

C&I Loan Portfolio1 C&I - $2,785 Repricing Type Manufacturing 15% Floating Other 19% 24% Public Admin 9% Ag, Forestry, Fishing, Fixed Construction 54% and Hunting 9% 5% Other Services Variable (Except Public 27% Admin) 6% Educational Services Finance & 7% Insurance Wholesale Trade 6% 7% Health Care & Social RE/Rental/Leasing Assistance 6% 6% 24 $ in millions As of 9/30/2020 1Excludes PPP loans

Commercial Real Estate Loan Concentrations Construction & Land Development - $574 CRE - $5,702 (Classed by Property Type) Other CRE 22% Multifamily Construction & Single Family 34% Religion 2% Land Dev 10% 3% Mixed Use 3% Mixed Use 2% Senior Housing Other CRE 15% 3% Retail 8% Office Single Family 14% 5% Senior Housing 8% Warehouse Warehouse / / Industrial Multifamily 19% Industrial 9% 12% CRE Repricing Type Office 14% Floating 4% Retail 17% Variable 52% Fixed 44% 25 $ in millions As of 9/30/2020

Auto Loan Portfolio Direct $68 • Total portfolio average original loan term of 70 months and weighted average FICO score of 766 Indirect (Dealer) • Total portfolio LTV of 86% $933 • Total portfolio yield of 3.79% • 30+ Days Delinquency at 9/30/2020 = 0.49% New $424 Used $577 Loans are originated within the ONB footprint 26 $ in millions As of 9/30/2020

Investment Portfolio Purchases 3Q20 Duration of Purchases Treasuries 0.00 Agencies 7.21 Pools 4.64 Q3 2020 CMOs 5.58 Purchases- Book Municipals 11.02 Value Corporates 6.40 Treasuries - ABS 0.00 Agencies $99,000,000 Total 6.69 Pools 39,988,184 0.00 2.00 4.00 6.00 8.00 10.00 12.00 CMO 444,602,460 Municipals 121,950,695 Corporates 13,854,110 ABS - T/E Book Yield of Purchases Equity - Total $719,395,449 Treasuries 0.00% Agencies 1.25% Pools 1.48% CMOs 1.16% Municipals 2.34% Corporates 1.51% ABS 0.00% Total 1.40% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 27

Investment Portfolio Market Book Value Book Value Market Value Market Value Value $ Jun 30, 2020 Sep 30, 2020 Jun 30, 2020 Sep 30, 2020 Change Federal National Mortgage Association $0.0 $70.0 $0.0 $70.0 Federal Farm Credit Bank 251.2 220.2 253.4 223.3 Federal Home Loan Bank and Other 198.6 198.6 200.1 198.2 Subtotal U.S. Government Agencies-Senior Debentures $449.8 $488.8 $453.5 $491.5 $38.0 U.S. Treasury $35.4 $9.9 $35.7 $10.2 ($25.5) Mortgage Backed Securities $3,200.0 $3,280.2 $3,304.1 $3,382.3 $78.2 Trust Preferred 18.6 18.5 11.1 11.9 Other Corporate 273.8 265.4 286.9 279.1 Subtotal Corporate Securities $292.4 $283.9 $298.0 $291.0 ($7.0) Municipal Securities – Taxable $98.9 $63.4 $103.9 $65.2 ($38.7) Municipal Securities – Tax Exempt $1,184.9 $1,287.7 $1,252.0 $1,361.3 $109.3 Federal Reserve, FHLB Stock, Other Securities $214.3 $172.0 $214.4 $172.0 ($42.4) Totals $5,475.7 $5,585.9 $5,661.6 $5,773.5 $111.9 Investment Portfolio yield of 2.45% in 3Q20 vs. 2.63% in 2Q20 28 $ in millions

Deposits Total Deposits $16,437 $16,319 $16,506 $15,653 $1,404 $1,263 $14,603 $1,472 Growth in noninterest-bearing and $14,331 $14,328 $1,446 $1,752 savings lead to higher deposit $1,915 $1,646 $5,291 $5,218 $5,463 $4,871 balances $4,047 $3,842 $3,965 0.52% Deposit costs continue to decline 0.43% • 3Q20 total deposit costs of 13 bps 0.34% • Improved to 11 bps by the end of $9,336 $9,742 $9,629 $9,780 September $8,574 $8,804 $8,717 0.17% • Total interest-bearing deposit costs were 19 0.13% bps, down 6 bps from 2Q20 3Q19 4Q19 1Q20 2Q20 3Q20 2Q20 3Q20 Low loan to deposit ratio of 85% Average Balances Period-End Balances Transaction Noninterest-Bearing Time Cost of Deposits 29 $ in millions

Net Interest Income & Net Interest Margin1 Net Interest Income Key Performance Drivers $156 $152 • Lower new business yields $147 $149 $149 $13 $10 • PPP 1% coupon + fees $7 $7 $9 $6 $5 • Increases NII, neutral to NIM • NIM decreased 11 bps vs. 2Q20 • - 17 bps asset yields • +5 bps funding costs • - 1 bp accretion • + 2 bps # of days 3Q19 4Q19 1Q20 2Q20 3Q20 PPP Interest/Fees Accretion Income Net Interest Margin Net Interest Margin 4.27% 0.02% (0.12%) 3.14% (0.01%) Total Earning Assets Yield 3.46% 3.29% 3.57% Net Interest Margin 3.14% 3.03% 3.03% 0.98% Interest-Bearing Liability Cost 0.48% 0.42% 0.31% Accretion 0.12% 0.11% 2Q20 Accretion # of Days Rate/Volume Mix 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial 30 results of the Company – see Appendix for Non-GAAP reconciliation

Projected Purchase Accounting Impact Manageable declines in purchase accounting impact expected in future periods Projected Accretion Income Projected Remaining Discount $57.2 $40.7 $42.9 $40.7 $136.5 $129.7 $121.3 $21.5 $77.8 $52.4 $42.4 $10.0 $7.5 $34.9 2016 2017 2018 2019 2020 2021 2022 2016 2017 2018 2019 2020 2021 2022 Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Accretion as a % of Adjusted Total Revenue2 9% 6% 6% 5% 3% 3% 3% 2016 2017 2018 2019 1Q20 2Q20 3Q20 $ in millions 1 Projections are updated quarterly, assumes no prepayments and are subject to change 2 Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non- 31 GAAP reconciliation

# Asset Liability Management Position

*Disciplined balance sheet management and well-positioned to both defend margin against lower rates and benefit from higher rates*

## Interest Rate Risk Position

- 42% of loans are variable/floating-rate[1]
  - $400mm of downrate asset hedges with a weighted average 1-month Libor strike of 1.84%
- Strong deposit franchise and disciplined pricing
  - 3Q20 total cost of deposits was 13 bps, improving 4 bps from 2Q20
    - Improved to 11 bps by the end of September
  - $1.0bn in time deposits scheduled to mature within next 12 months and should reduce costs
  - Experienced only an 18% deposit beta during the last rate hike cycle
- Liquid investment portfolio of $5.8bn
  - Net unrealized pre-tax gain of $187.4mm
  - Duration of 3.94 years and estimated NTM cash flows of $1,117mm

## Loan and Deposit Mix

Loans[1]



Floating
6%
Variable
36%
Fixed
58%

Deposits



Noninterest-bearing
33%
Other Interest-bearing
61%
CDs (Maturing/ Repricing ≤ 1-Year)
6%

## Net Interest Income Sensitivity



+50 bps Parallel Shock
-50 bps Parallel Shock
$18.6
1.7%
$(29.9)
-2.8%
Year 1&2 NII Impact vs Rates Unchanged

*Total interest-bearing deposit beta assumptions in rising interest rate scenarios are approximately 35%. Rates are floored at 0.00% in the -50 bps scenario.*

[1] *Excludes PPP loans*

OLD NATIONAL BANCORP 32

Noninterest Income Adjusted Noninterest Income1 $58 $60 $53 Key Performance Drivers $52 $9 $8 • 3Q20 adjusted noninterest income $8 $47 $5 $7 $6 • $1.1mm increase in service charges on $5 $7 $4 deposits $3 $9 $18 • $0.8mm increase in mortgage banking $6 $11 $17 revenue • Mortgage activity $14 $15 $15 $15 • $14 3Q20 production was $628mm • 49% purchase / 51% refi • 71% sold in secondary market $17 $16 $15 $12 $14 • Quarter end pipeline at $429mm 3Q19 4Q19 1Q20 2Q20 3Q20 Bank Fees Investment/Wealth Fees Mortgage Fees Capital Markets Other $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company 33 – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product

Noninterest Expense Adjusted Noninterest Expense1 $126 $122 $118 $115 $114 Key Performance Drivers $25 $24 • 3Q20 adjusted noninterest expense $24 $22 $22 • Additional ONB Way cost savings $12 $12 $11 $13 $9 • 3Q20 adjusted efficiency ratio of 53.1% $14 $12 $14 • 73 bps improvement from 2Q20 $13 $14 rd $75 ONB Way charges in the 3 quarter $71 $72 $67 $69 were $2.9mm • $1.2mm related to branch facilities (other expenses) 3Q19 4Q19 1Q20 2Q20 3Q20 • $0.5mm in personnel • $0.5mm in equipment Other • $0.7mm in data processing, occupancy and Data Processing/Communication professional fees Occupancy Salary & Employee Benefits $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the 34 Company – see Appendix for Non-GAAP reconciliation

Conservative Lending Limit/Risk Grades Borrower Asset Quality Rating In-House Lending Limit1 (Risk Grades) 0 – Investment Grade $67.5 1 –Minimal Risk $57.5 2 –Modest Risk $52.5 3 – Average Risk $45.0 4 –Monitor $35.0 5 – Weak Monitor $25.0 6 –Watch $10.0 7 – Criticized (Special Mention) $5.0 Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual In-house lending limits conservative relative to ONB’s legal lending limit of $289mm per borrower 35 $ in millions 1 Includes entire relationship with borrower

Capital Trends Tangible Common Equity to Tangible Tangible Common Book Value1 Assets1 $11.10 $10.75 8.95% 8.58% $10.18 8.45% 3Q19 2Q20 3Q20 3Q19 2Q20 3Q20 Share Repurchase Activity2 Shares Weighted Avg Price 1Q20 4.9 $16.05 2Q20 0 N/A 3Q20 0 N/A Total board authorization of up to 7.0mm shares to be repurchased, as conditions warrant, through January 31, 2021 – program suspended March 18, 2020 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – 36 see Appendix for Non-GAAP reconciliation 2 Excludes commissions Shares in millions

Branch Actions • Driving efficiencies through increased branch size and investment in mobile and online banking • Consolidated 103 branches since January 2014 • Increased core deposits per branch by 199% since 2009 • Launched new online and mobile solution January 2016 • Increased mobile user by over 558% • As part of The ONB Way, recently consolidated 31 branches throughout the footprint in April 2020 37

Outlook COVID-19 will impact performance going forward Category Outlook Commercial Loans Strong pipeline heading into the 4th quarter; PPP runoff expected to begin in 4Q but majority in 2021 Net Interest Margin FTE NIM, excluding accretion income, under pressure given the low interest rate environment; CD repricing should provide some opportunity to move total deposits costs marginally lower; timing of PPP fee recognition will coincide with timing of loan forgiveness Noninterest Income Mortgage revenue should trend seasonally lower in the fourth quarter; all other fees should remain stable Noninterest Expense Noninterest expenses, excluding ONB Way charges and tax credit amortization charges, should trend slightly higher over the next several quarters, given investment in ONB Way revenue initiatives; tax credit amortization likely higher in the 4th quarter given completion of several historic tax credit projects Capital and Liquidity Strong capital position validated by internal stress test model; liquidity position remains strong with a low loan to deposit ratio of 85%; confident with ability to continue current dividend level Tax Rate/Credit 4Q2020 tax rates expected to be significantly lower given completion of several historic tax credit projects; FY2021 tax rates expected to be ~19% FTE and ~15% GAAP 38

# Old National's Footprint

## Minnesota

Population: 5.64 million
Total Resident Labor Force: 3.93 million
Unemployment Rate: 6.0%
(Sept. '20, Seasonally adjusted)
GDP (2019): $380.9B
Exports (2019): $22.2B

## Wisconsin

Population: 5.82 million
Total Resident Labor Force: 3.88 million
Unemployment Rate: 5.4%
(Sept. '20, Seasonally adjusted)
GDP (2019): $347.3B
Exports (2019): $21.7B



Minnesota
Minneapolis
St. Paul
Wisconsin
Eau Claire
Appleton
Madison
Milwaukee
Rockford
Chicago
Illinois
Springfield
Michigan
Grand Rapids
Indiana
Fort Wayne
Indianapolis
Louisville
Evansville
Kentucky

## Michigan

Population: 9.99 million
Total Resident Labor Force: 6.12 million
Unemployment Rate: 8.5%
(Sept. '20, Seasonally adjusted)
GDP (2019): $541.6B
Exports (2019): $55.3B

## Kentucky

Population: 4.47 million
Total Resident Labor Force: 2.63 million
Unemployment Rate: 5.6%
(Sept. '20, Seasonally adjusted)
GDP (2019): $214.7B
Exports (2019): $33.1B

## Indiana

Population: 6.73 million
Total Resident Labor Force: 4.30 million
Unemployment Rate: 6.2%
(Sept. '20, Seasonally adjusted)
GDP (2019): $377.1B
Exports (2019): $39.4B

*Sources: United States Bureau of Labor Statistics, Federal Reserve Bank of St. Louis (FRED)*

OLD NATIONAL BANCORP 39

Attractive Midwest Markets Median Household Income 2021 Projected Household Income Change $86.4 2021-2026 $78.2 $78.8 12.6%12.4% $66.2 $66.6 $68.8 $66.7 11.3% $64.5 $63.9 $60.9 $59.7 Average 10.0% 10.2% of ONB 9.8% 9.6% 9.5% 8.8% 9.4% 9.4% Footprint Projected Population Change 2021-2026 4.0% 3.7% 3.3% 3.1% 3.1% 2.7% Average 2.0% 2.0% of ONB 1.7% 1.3% Footprint 0.6% 40 Source: S&P Global Market Intelligence, based on MSAs $ in thousands

# Attractive Midwest Markets

| Minneapolis, MN | Indianapolis, IN | Milwaukee, WI | Louisville, KY | Grand Rapids, MI |
|---|---|---|---|---|
| MSA Population: 3.7mm | MSA Population: 2.1 mm | MSA Population: 1.6mm | MSA Population: 1.3mm | MSA Population: 1.1mm |
| Major industries include: Manufacturing, applied research and technology | Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare | Major industries include: Manufacturing, healthcare, insurance, and tourism | Major industries include: Healthcare, tourism, logistics, and manufacturing | Major industries include: Office furniture, healthcare, consumer goods and grocery |
| Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu | Headquarters to Eli Lilly, Anthem, Conseco and the NCAA | Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower | Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants | Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods |
| Loans $2.4bn<br>Deposits $3.6bn | Loans $1.1bn<br>Deposits $1.5bn | Loans $716mm<br>Deposits $203mm | Loans $711mm<br>Deposits $293mm | Loans $467mm<br>Deposits $373mm |

| Madison, WI | Lexington, KY | Ft. Wayne, IN | Ann Arbor, MI | South Bend, IN |
|---|---|---|---|---|
| MSA Population: 673K | MSA Population: 523K | MSA Population: 418K | MSA Population: 369K | MSA Population: 325K |
| Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences | Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology | Major industries include: Healthcare, manufacturing and insurance | Major industries include: Automotive, IT/Software, life sciences and healthcare | Major industries include: Educational and health services, wholesale and retail trade, manufacturing and government |
| Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin | Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant | Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant | Headquarters to Borders Group, Domino's Pizza, Zingerman's and the University of Michigan | Headquarters to the University of Notre Dame and Memorial Health System |
| Loans $613mm<br>Deposits $812mm | Loans $200mm<br>Deposits $55mm | Loans $293mm<br>Deposits $393mm | Loans $554mm<br>Deposits $766mm | Loans $135mm<br>Deposits $146mm |

*Sources: Population from S&P Global Market Intelligence; Industry and company data from City-Data.com, Forbes.com*
*Excludes PPP Loans*

OLD NATIONAL BANCORP 41

Commitment to Strong Corporate Governance • Stock ownership guidelines have been established for named executive officers as follows: Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares • As part of Old National’s Proxy filed March 9, 2020, each named executive officer has met their stock ownership requirement 42

2020 Executive Compensation • Tied to long term shareholder value Short Term Incentive Plan Proxy 5 Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Long Term Incentive Plan Proxy 5 Performance Measure Weight Performance-based (50% 75% TSR & 50% ROATCE) Service-based 25% 43

Commitment to Diversity & Inclusion Old National is fully committed to supporting a rich culture of diversity as a cornerstone to our success • 27% of Old National’s Executive Operating Group are women • 68% of all Old National associates are women 44

# Board of Directors

| Director | Market | Background |
|---|---|---|
| Andrew E. Goebel | Evansville, IN | 34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Corporation |
| Jerome F. Henry Jr. | Ft. Wayne, IN | Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972 |
| Daniel S. Hermann | Evansville, IN | Founder of AmeriQual Group, LLC, where he served as CEO from 2005 to 2015; Founding partner of Lechwe Holdings LLC; Over 20 years of management experience with Black Beauty Coal Company |
| Ryan C. Kitchell | Indianapolis, IN | Former Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health's Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels |
| Phelps L. Lambert | Henderson, KY | Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer of Farmers Bank & Trust Company |
| Austin M. Ramirez | Waukesha, WI | President and CEO of Husco International, a global engineering and manufacturing company |
| James C. Ryan III, Chairman | Evansville, IN | Chairman and CEO of Old National Bancorp; previously CFO of Old National Bancorp |
| Thomas E. Salmon | Evansville, IN | Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global's President and Chief Operating Officer |
| Randall T. Shepard | Indianapolis, IN | Former Chief Justice of the Indiana Supreme Court, serving for 25 years |
| Rebecca S. Skillman, Lead Director | Bloomington, IN | Chairman of Radius Indiana, an economic development regional partnership; formerly Lieutenant Governor of the State of Indiana as well as an Indiana Senator |
| Derrick J. Stewart | Indianapolis, IN | President & CEO of the YMCA of Greater Indianapolis; formerly CEO of the YMCA of Southwestern Indiana |
| Katherine E. White | Ann Arbor, MI | A Brigadier General in the U.S. Army currently serving in the Michigan Army National Guard as the Commander Judge Advocate; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents |
| Linda E. White | Evansville, IN | CEO of Methodist Health and Executive Director of the Deaconess Foundation; Formerly President and CEO for Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry |

OLD NATIONAL BANCORP 45

Appendix

Non-GAAP Reconciliations 3Q19 2Q20 3Q20 As Reported: Net Interest Income (FTE) $156.3 $149.0 $149.0 Add: Fee Income 53.9 58.5 64.7 Total Revenue (FTE) $210.2 $207.5 $213.7 Less: Provision (1.4) (22.5) - Less: Noninterest Expense (122.6) (120.2) (120.2) Pre-Tax Income $86.2 $64.8 $93.5 Less: Income Taxes (FTE) 16.4 13.1 15.6 Net Income $69.8 $51.7 $77.9 Earnings Per Share $0.41 $0.32 $0.47 Adjustments: Less: Debt Securities Gains/Losses ($0.4) ($0.5) ($4.9) Add: Loss on Branch Actions - 0.1 - Add: ONB Way Charges 1.8 4.9 2.9 Add: M&A Charges 1.3 - - Net Total Adjustments $2.7 $4.5 ($2.0) Tax Effect on Net Total Adjustments 0.7 1.1 (0.5) After-Tax Net Total Adjustments $2.0 $3.4 ($1.5) Adjusted Net Income $71.8 $55.1 $76.4 Adjusted Earnings Per Diluted Share $0.42 $0.33 $0.46 47 $ in millions, except per share data

# Non-GAAP Reconciliations

| | 3Q19 | 4Q19 | 1Q20 | 2Q20 | 3Q20 |
|---|---|---|---|---|---|
| **As Reported:** | | | | | |
| Net Interest Income (FTE) | $156.3 | $152.2 | $147.1 | $149.0 | $149.0 |
| Add: Fee Income | 53.9 | 47.7 | 57.5 | 58.5 | 64.7 |
| Total Revenue (FTE) | $210.2 | $199.9 | $204.6 | $207.5 | $213.7 |
| Less: Noninterest Expense | 122.6 | 134.7 | 158.7 | 120.2 | 120.2 |
| **Pre-Provision Net Revenue (PPNR)** | **$87.6** | **$65.2** | **$45.9** | **$87.3** | **$93.5** |
| **Revenue Adjustments:** | | | | | |
| Less: Debt Securities Gains/Losses | ($0.4) | ($0.4) | ($5.2) | ($0.5) | ($4.9) |
| Less: Gain/Loss on Branch Actions | - | - | - | 0.1 | - |
| Adjusted Total Revenue | $209.8 | $199.5 | $199.4 | $207.1 | $208.8 |
| **Expense Adjustments:** | | | | | |
| Less: ONB Way Charges | ($1.8) | ($8.2) | ($31.2) | ($4.9) | ($2.9) |
| Less: M&A Charges | (1.3) | (0.2) | - | - | - |
| Less: Amortization of Tax Credit Investments | (1.2) | (0.7) | (5.5) | (0.3) | (3.1) |
| Adjusted Noninterest Expense | $118.3 | $125.6 | $122.0 | $115.0 | $114.2 |
| **Adjusted Pre-Provision Net Revenue (PPNR)** | **$91.5** | **$73.9** | **$77.4** | **$92.1** | **$94.6** |
| Average assets | $20,147.2 | $20,218.8 | $20,366.5 | $21,617.8 | $22,273.7 |
| **Pre-Provision Net Revenue to Average Assets** | **1.74%** | **1.29%** | **0.90%** | **1.62%** | **1.68%** |
| **Adjusted Pre-Provision Net Revenue to Average Assets** | **1.82%** | **1.46%** | **1.52%** | **1.70%** | **1.70%** |
| Accretion Income | $13.4 | $9.5 | $6.7 | $5.8 | $5.4 |
| **Accretion Income as a % of Total Revenue** | **6.4%** | **4.7%** | **3.3%** | **2.8%** | **2.5%** |
| **Accretion Income as a % of Adjusted Total Revenue** | **6.4%** | **4.8%** | **3.4%** | **2.8%** | **2.6%** |

*$ in millions*

OLD NATIONAL BANCORP 48

Non-GAAP Reconciliations 3Q19 2Q20 3Q20 Noninterest Expense As Reported $122.6 $120.2 $120.2 Less: ONB Way Charges (1.8) (4.9) (2.9) Less: Merger and Integration Charges (1.3) - - Noninterest Expense Less Charges $119.5 $115.3 $117.3 Less: Amortization of Tax Credit Investments (1.2) (0.3) (3.1) Adjusted Noninterest Expense $118.3 $115.0 $114.2 Less: Intangible Amortization (4.2) (3.6) (3.4) Adjusted Noninterest Expense Less Intangible Amortization $114.1 $111.4 $110.8 Net Interest Income As Reported $153.1 $145.6 $145.6 Add: FTE Adjustment 3.2 3.4 3.4 Net Interest Income (FTE) $156.3 $149.0 $149.0 Noninterest Income As Reported $53.9 $58.5 $64.7 Total Revenue (FTE) $210.2 $207.5 $213.7 Less: Debt Securities Gains/Losses (0.4) (0.5) (4.9) Less: Gain/Loss on Branch Actions - 0.1 - Adjusted Total Revenue (FTE) $209.8 $207.1 $208.8 Reported Efficiency Ratio 56.44% 56.29% 55.93% Adjusted Efficiency Ratio 54.40% 53.79% 53.06% Operating Leverage1 (basis points) 357 Adjusted Operating Leverage2 (basis points) 298 $ in millions 1 Year-over-year basis point change in noninterest expense plus change in total revenue 2 Year-over-year basis 49 point change in adjusted noninterest expense plus change in adjusted total revenue

# Non-GAAP Reconciliations

| | 1Q20 | 2Q20 | 3Q20 |
|---|---|---|---|
| Net Interest Income As Reported | $143.8 | $145.6 | $145.6 |
| FTE Adjustment | 3.3 | 3.4 | 3.4 |
| Net Interest Income (FTE) | $147.1 | $149.0 | $149.0 |
| Average Earning Assets | $17,774.0 | $19,007.7 | $19,654.3 |
| Net Interest Margin | 3.24% | 3.06% | 2.96% |
| **Net Interest Margin (FTE)** | **3.31%** | **3.14%** | **3.03%** |

| | 3Q19 | 4Q19 | 1Q20 | 2Q20 | 3Q20 |
|---|---|---|---|---|---|
| Noninterest Income As Reported | $53.9 | $47.7 | $57.5 | $58.5 | $64.7 |
| Less: Debt Securities Gains/Losses | (0.4) | (0.4) | (5.2) | (0.5) | (4.9) |
| Less: Gain/Loss on Branch Actions | - | - | - | 0.1 | - |
| **Adjusted Noninterest Income** | **$53.5** | **$47.3** | **$52.3** | **$58.1** | **$59.8** |

| | 3Q19 | 2Q20 | 3Q20 |
|---|---|---|---|
| Shareholders' Equity As Reported | $2,832.5 | $2,864.2 | $2,921.2 |
| Less: Goodwill and Intangible Assets | (1,101.0) | (1,089.7) | (1,086.3) |
| Tangible Common Shareholders' Equity | $1,731.5 | $1,774.5 | $1,834.9 |
| Common Shares Issued and Outstanding at Period End | 170.0 | 165.1 | 165.3 |
| **Tangible Common Book Value** | **$10.18** | **$10.75** | **$11.10** |

| | 3Q19 | 2Q20 | 3Q20 |
|---|---|---|---|
| Shareholders' Equity As Reported | $2,832.5 | $2,864.3 | $2,921.2 |
| Less: Goodwill and Intangible Assets | (1,101.0) | (1,089.7) | (1,086.3) |
| Tangible Common Shareholders' Equity | $1,731.5 | $1,774.6 | $1,834.9 |
| Total Assets | $20,438.8 | $22,102.2 | $22,460.5 |
| Less: Goodwill and Intangible Assets | (1,101.0) | (1,089.7) | (1,086.3) |
| Tangible Assets | $19,337.8 | $21,012.5 | $21,374.2 |
| **Tangible Equity to Tangible Assets** | **8.95%** | **8.45%** | **8.58%** |
| **Tangible Common Equity to Tangible Assets** | **8.95%** | **8.45%** | **8.58%** |

*$ in millions, except per share data*

OLD NATIONAL BANCORP 50

Non-GAAP Reconciliations 3Q20 Net Income As Reported $77.9 Less: Securities Gains/Losses (net of tax) (3.7) Add: ONB Way Charges (net of tax) 2.2 Adjusted Net Income $76.4 Average Total Assets $22,273.7 Return on Average Assets 1.40% Adjusted Return on Average Assets 1.37% 3Q20 Net Income As Reported $77.9 Add: Intangible Amortization (net of tax) 2.6 Tangible Net Income $80.5 Less: Securities Gains/Losses (net of tax) (3.7) Add: ONB Way Charges (net of tax) 2.2 Adjusted Tangible Net Income (Loss) $79.0 Average Total Shareholders' Equity As Reported $2,889.5 Less: Average Goodwill (1,037.0) Less: Average Intangibles (50.9) Average Tangible Shareholders' Equity $1,801.6 Return on Average Tangible Common Equity 17.88% Adjusted Return on Average Tangible Common Equity 17.54% 51 $ in millions

# Peer Group

*Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB*

| | |
|---|---|
| Associated Banc-Corp | ASB |
| BancorpSouth Bank | BXS |
| Bank OZK | OZK |
| Commerce Bancshares, Inc. | CBSH |
| Cullen/Frost Bankers, Inc. | CFR |
| F.N.B. Corporation | FNB |
| First Financial Bancorp. | FFBC |
| First Midwest Bancorp, Inc. | FMBI |
| Fulton Financial Corporation | FULT |
| Great Western Bancorp, Inc. | GWB |
| Hancock Whitney Corporation | HWC |
| TCF Financial Corporation | TCF |
| Trustmark Corporation | TRMK |
| UMB Financial Corporation | UMBF |
| Valley National Bancorp | VLY |
| Western Alliance Bancorporation | WAL |
| Wintrust Financial Corporation | WTFC |

OLD NATIONAL BANCORP 52

Old National Investor Relations Contract Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com 53